Exhibit 99.1
2010 investor day

Topics Market Leadership Business Update Strategy for Industry-leading Growth FIS All-Channel Experience Capco Overview Financial Summary Q&A

Forward-Looking Statements This presentation -looking statements” within the meaning contains “forward are notof the historical facts, including statements about 2010 and 2011 adjusted revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions atements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business’ operations, services, clients cluding the ability toand attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in “Risk Factors” and other sections -K for the fiscal year ended December 31, 2009 and other filingsof the Company’s Annual with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. 3

Use of Non-GAAP Financial Information Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include: Adjusted revenue Organic revenue Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) Adjusted net earnings Free cash flow These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial -GAAP measures may be calculated differently from similarly titled measures of othermeasures. Further, FIS’ non companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation, and reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Opening Remarks Frank Martire President and Chief Executive Officer

Market Leadership More than Serving over In more than 30,000 14,000 100 employees clients of all sizes countries

Established Global Presence Munich, Germany London Birmingham, England Milwaukee, WI Little Rock, AR Manila, Jacksonville, FL Philippines Orlando, FL St. Petersburg, FL Mumbai, Bangalore, Chandigarh, Strategic Operating Centers Chennai, India FIS presence Sao Paulo, Brazil No FIS presence Melbourne, Australia Established operating centers in 27 countries $800+ million in revenue outside North America Over 15,000 employees outside the U.S.

Global Leadership Scale, scope, geographies and solutions 2009 Financial Technology Revenue Nomura Diebold First Data LPS NCR Tata Sungard Fiserv FIS* * Reflects FIS and Metavante pro forma 2009 FinTech revenue; excludes all non-financial services revenue 8

Broad Industry Expertise Today’s speakers Frank Martire Anthony Jabbour President and Chief Executive Officer EVP, Financial Solutions Joined FIS (Metavante) in 2003 Joined FIS in 2004 Metavante CEO 2003-2009 4 years, CIBC 10 years, Fiserv President and COO, Financial Institutions 8 years, IBM Systems and Services Group 10 years, Chairman and CEO, Citigroup Frank D’Angelo Information Resources EVP, Payments Solutions Joined FIS (Metavante) in 1997 Gary Norcross 19 years, Diebold Chief Operating Officer 10 years, Unisys Joined FIS (Systematics) in 1988 COO 2007 to present Mark Davey 11 years, President, Integrated Financial Solutions Division EVP, International Solutions Joined FIS in 2004 Mike Hayford 11 years, Unisys Chief Financial Officer 3 years, Misys Joined FIS (Metavante) in 1992 Metavante COO 2006-2009, CFO 2001-2006 Rob Heyvaert 10 years, Accenture CEVP, Capco Founder and CEO Joined FIS in 2010 Founded Capco in 1998 3 years, IBM Global Services 7 years, Cimad Consultants (Founded) 9

2010 Accomplishments Solid Execution Outperforming the Market On track to achieve 2010 YTD Stock Performance financial targets 20% Achieving all integration milestones 10% Recommitment by Banco Bradesco to 0% Brazil JV -10% Completed leveraged recapitalization -20% Expanded services capability with FIS FISV V MA TSS ACN CSC S&P acquisition of Capco 500 Continued to deliver strong sales results Maintained focus on client satisfaction and engagement 10

Key Priorities 2011 and Beyond Revenue Industry Superior Growth Expertise Performance High-growth markets Innovation Earnings growth Relationship expansion Thought leadership Disciplined capital investment Sales execution Top of mind provider Strong cash flow Driving shareholder value 11

One FIS Culture Client Employee Operational Focus Engagement Excellence Market Community Leadership Involvement 12

Client Testimonial FIS Partnership video testimonial www.fisglobal.com/ClientSuccess 13

Business Overview Gary Norcross Chief Operating Officer

Business Overview FIS Today 2010 milestones Unmatched scale and scope Executing to win Strategy for Industry-leading Growth Capitalizing on market recovery Targeting growth markets Expanding client relationships Creating solutions for new market opportunities Conclusions

FIS Today

2010 Milestones Metavante Integration Enterprise Solutions Operations Created an infrastructure to Combined product Consolidated domestic and support our employees, our functionality into market- global assets to drive efficiencies business and our clients leading solutions and delivery excellence Global Brand Credit Card Data Centers Enterprise Strategy eBanking and Bill Pay Facilities Sales and Client Management Merchant Services Call Centers Human Resources and Finance Fraud and Risk Management Back-office Operations Supply Chain Management BPO/ITO Achieving Synergy Commitments Moving Forward as One FIS 17

Creating Global Scale $5+ billion revenue $1.6+ billion ebitda $13 billion enterprise value 18

Strength in Diversified Revenue Streams Geography Products Market Segment and Industry Financial U.S. Community Non-FI Solutions Non-FI International ($0 — $1B) 17% 41% 17% 15% 20% International 15% U.S. Mid-tier ($1B — $10B) 18% Payment U.S Mega FI Solutions ($50B+) U.S. Large FI U.S. FI 59% 13% ($10B — $50B) 68% 17% Long-term contracts creating revenue stability 19 Reflects FIS trailing twelve months data as of September 30, 2010.

Global Processing Scale 2,800 core processing clients 77M debit cards worldwide 64M credit cards globally 360,000 ATMs in network 130M prepaid cards 350M+ bill payments annually $1.2 trillion moved annually More than 80% of N.A. deposit new accounts scored 20

Global Reach EMEA North America Established 1988 Established 1968 Asia Pacific Established 1987 Latin America Established 1987 600+ sales and client management resources worldwide 21

Superior Execution Brazil converts an additional 19 million bankcards Amalgamated Bank implements Business electronic banking solution Peoples United Bank completes multiproduct transformation VTB 24* and National Bank of Pakistan implements next generation core Bank of the West deploys integrated channel solution bill pay *VTB is the second largest bank in Russia 22

Strategy for Industry-leading Growth

Strategy for Industry-leading Growth Capitalizing on Market Recovery recover grow expand create 24

Strategy for Industry-leading Growth Targeting Growth Markets recover grow expand create 25

Strategy for Industry-leading Growth Expanding Relationships recover grow expand create 26

Strategy for Industry-leading Growth Creating Solutions for New Market Opportunities recover grow expand create 27

Capitalizing on Market Recovery

Financial Institution Earnings Rebounding recover U.S. Commercial Banks Earnings Before Taxes 300 250 200 Bil) $150 EBT ( 100 50 0 2007 2008 2009 2010 2011 2012 2013 29 Source: FDIC, Moody’s Analytics, Company estimates

Global FinTech Spending Growing recover Breakdown of Worldwide Global FinTech Spending FinTech IT Spend 2011 Growth Rate 8% 6% North America FinTech IT Spend 4% International 42% FinTech IT Spend 2% 58% 0% -2% 2007 2008 2009 2010 2011 2012 Source: Gartner (excludes hardware and telecom) Source: Gartner (excludes hardware and telecom) 30

Spending Increase Forecasted to recover Occur across the Breadth of FIS Solutions 20% 15% Prepaid Cards Risk Management Debit Cards 10% Internet and Mobile Core Processing 5% Branch Call Centers 0% ATM Credit Cards -5% 2009 2010 2011 2012 Source: IDC Financial Insights 31

Driving Sales Results recover Renewing and expanding key client relationships Winning new business 50+ core signings with pull-through payments Two top 25 banks sign bill pay clients services 100+ new debit network clients Cross-selling payments to core and core to payments and payments to payments Strategic and tactical professional services 32

Translating to Business Performance recover Driving results Revenue Growth +26% professional services 4% +24% software sales 3% 2% Accelerating 1% revenue growth 0% -1% -2% Delivering Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 margin expansion 33

Capitalizing on Market Recovery Summary recover Market is showing signs of recovery Bank earnings are growing Overall IT spending is growing International spend is a significant component of overall market spending New sales growth accelerating Returning to normalized growth rates 34

Targeting Growth Markets and Expanding Client Relationships

Market Segmentation grow and expand North America International Non-Financial Community Europe, Middle East, Africa Healthcare ($0 — $1B in assets) (EMEA) Mid-tier Asia Pacific (APAC) Retail/Commercial ($1 — $10B in assets) Large Latin America (LA) Government ($10B — $50B in assets) Mega ($50B+ in assets) Each market has unique solution characteristics, buying decisions and go-to market strategies

Projected Financial Technology Spend grow and expand FinTech Spending by Market FinTech Growth Projections U.S. 12% Latin America Community Asia Pacific ($0B — $1B) U.S. Mid-tier 10% $8B, 8% $5B, 5% ($1B — $10B) Latin America Asia Pacific $10B, 10% $7B, 7% 8% U.S. Large FI 6% U.S. Mega FI ($10B — $50B) ($50B+) $15B, 15% 4% U.S. Mid-tier ($1B — $10B) 2% U.S. Large FI 0% ($10B — $50B) EMEA -2% U.S. Mega FI EMEA $38B ($50B+) 36% 20B, 19% -4% U.S. Community -6% ($0 — $1B) Target markets will spend ~$100B in 2011 2009 2010 2011 2012 Source: Gartner, IDC, Company estimates (excludes hardware and telecom) 37

Estimated $60B+ of Market grow and expand Opportunity Varies Greatly by Market Segment ~$15B ~$10B ~$4B ~$1B ~$6B ~$7B ~$23B 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% U.S. Mega FI U.S. Large FI U.S. Mid-tier U.S. Latin America Asia Pacific EMEA ($50B+) ($10B-$50B) ($1B-$10B) Community ($0 - $1B) White space for FinTech 100 IT spend with FinTech 100 38 Source: Gartner, Fin Tech 100, Company estimates

FIS Revenue by Market grow and expand % International Revenue FIS Revenue by Market Asia Pacific 17% EMEA 45% Non-FI U.S. Community 17% ($0 — $1B) 20% Latin America International 38% 15% U.S. Mid-tier ($1B — $10B) 18% U.S Mega FI ($50B+) U.S. Large FI 13% ($10B — $50B) 17% 39 Reflects trailing twelve months data as of September 30, 2010

Broadest Range of Products and Services grow and expand Treasury Channel Wealth Core Processing and Cash Solutions Management Management Deposit and Loan Account Origination Commercial eBanking Trust and Investment Account Processing Transaction Fraud Account Analysis and Processing Accounting and Regulatory Solutions Reconciliation Trust Operations General Ledger Compliance Sweep Processing Outsourcing Data Access and Online Banking Payables and Receivables Portfolio Management Integration Mobile Banking Management Investment Performance Lending Solutions Voice Response Collections Reporting Trust Solutions Cash Sweep Services Wealth Solutions Government Card Check/ Network ePayment and Processing Image Healthcare Debit NYCE Consumer Bill Check Image Consumer Driven Prepaid AFFN Payment Processing Healthcare Credit Intercept Business Bill Statement Solutions Loyalty Quest Payment Composition Health and Merchant DASH ACH Remote Capture Financial Network Card Endpoint Exchange Mobile Payments Print and Mail Solutions Personalization SUM Expedited POS Check Pay Direct Payments Authorization Solutions Electronic Benefit Transactions 40

Alignment of Resources with Opportunity grow and expand New Client Accounts Management Cover prospects with no Client satisfaction strategic FIS relationship responsibility Navigation beacon Sell all solutions with client Cross-sell all solutions Commitment to in-region resources (international) and market-based coverage (domestic) enables greater focus on cross sales and capturing white space while leveraging industry and solution experts 41

Successfully Executing the Cross-sell Strategy grow and expand More than two-thirds largest of clientsFIS’s have purchased additional services in 2010 42

Existing Relationships with 14,000+ Clients grow and expand 43

North America Market Discussion Anthony Jabbour EVP, Financial Solutions

U.S. Community Market grow and expand FIS is a leading provider for combined % FIS Revenue core and payment solutions to community U.S. Community ($0 — $1B) financial institutions 20% Win market share, cross sell to help clients Projected Spend Growth level the playing field 4% 2% against larger financial services providers 0% -2% U.S. -4% Community ($0 — $1B) -6% 2009 2010 2011 2012 45

U.S. Community Market grow and expand New Jersey Community Bank video testimonial www.fisglobal.com/ClientSuccess 46

U.S. Mid-tier Market grow and expand FIS is the leading core and payments % FIS Revenue provider among U.S. mid-tier banks U.S. Mid-tier Win market share, cross sell ($1B — $10B) 18% add-on products, BPO solutions and Projected Spend Growth professional services to help clients 6% 4% 2% drive efficiencies to compete 0% U.S. Mid-tier -2% ($1B — $10B) -4% 2009 2010 2011 2012 47

Client Profile Lake City Bank grow and expand $3B full-service bank with 43 branches Long-term legacy non-FIS core Existing Wealth and Image client Customer focus/technical sophistication Complex commercial requirements for asset size Expanded partnership in 2010 Selected FIS core solution Integrated full suite of FIS solutions Business process review and refinement Conversion scheduled in 2011 48

U.S. Large Financial Institution Market grow and expand FIS is the leading third-party provider of core % FIS Revenue technology to large U.S. financial institutions Expand leading market position U.S. Large FI ($10B — $50B) 17% with delivery of innovative Projected Spend Growth products and execution of 6% 4% 2% transformational services 0% -2% U.S. Large FI ($10B — $50B) -4% 2009 2010 2011 2012 49

Client Profile People’s United grow and expand $24B regional full-service with 300+ branches Growing through acquisition Multiple core platforms Excessive operating costs Limited commercial capabilities FIS partnered to deliver Full core transformation Multiple FIS application solutions Professional services and support Full program management Back-office services 50

U.S. Mega Financial Institution Market grow and expand FIS is uniquely positioned to expand existing % FIS Revenue partnerships with the largest banks in the U.S. by leveraging its Technology, Outsourcing and Consultative assets U.S Mega FI ($50B+) 13% As a trusted partner, collaborate with FI market leaders as their solutions Projected Spend Growth 4% provider and integrator to drive 2% transformative 0% change to the -2% U.S. Large FI ($10B — $50B) industry -4% 2009 2010 2011 2012 51

U.S. Mega Financial Institution Market grow and expand Bank of the West video testimonial www.fisglobal.com/ClientSuccess 52

FIS All-Channel Experience grow and expand 53

Break

International Market Discussion Mark Davey EVP, International Solutions

International Markets grow and expand FIS is the only FinTech provider with % International Revenue combined core and payment capabilities Asia Pacific EMEA 17% outside of North America 45% More than $800M in revenue Operating centers in 27 countries Latin America 38% Serving clients in over 100 countries 15,000+ non-U.S. employees Premier client base End-to-end service offerings and client support Significant opportunity to leverage global product set and expanded consulting capabilities 56

Europe, Middle East and Africa grow and expand % International Revenue EMEA 45% Current Expansion opportunities solutions Outsourcing Core Software solutions versus Debit customized, in-house systems Credit Migration towards electronic Prepaid payments and prepaid cards Payment Switch 57

Client Profile Societe Generale grow and expand Total assets of $1.5 trillion “The Card Factory” Implemented in 16 countries using Connex and IST A “mutualised” banking solution delivering centralized banking infrastructure Master Service Agreement in 2005 Substantial cost and efficiency savings worldwide Reduced the cost of product development and time to market Ensures compliance Processing and services hosted in data centers located in the U.S. and Slovenia 58

Latin America grow and expand % International Revenue Latin America 38% Current solutions Expansion opportunities Core Existing FIS infrastructure Credit provides a future platform to Prepaid add clients and expand Payment Switch services across markets Core banking Card processing Payment switch 59

Client Profile Banco Bradesco grow and expand 2nd largest private bank in Brazil $360 billion in assets Recent acquisitions include the Brazilian and Mexican subsidiaires of Ibi Bradesco recently announced an agreement with Banco do Brasil and Caixa Economica Federal to operate ELO card issuing joint venture FIS Card Processing Joint Venture Update Bradesco recommitted to the card processing joint venture Brazil is one of the Completed definitive agreement in November 2010 world’s -growing Converted remaining 14 million Visa and MasterCard economies portfolios in October 2010 7% estimated FIS processing more than 40 million cards in Brazil through the economic growth joint venture in 2010 5% — 6% estimated growth 2011 to 2015 60

Asia Pacific grow and expand % International Revenue Asia Pacific 17% Current solutions Expansion opportunities Core Credit card in China and Southeast Credit Asia Prepaid ATM switching and managed Payment Switch operations in India Networks Core banking opportunities (China and Pakistan) 61

Client Profile Bank of India grow and expand One of the top five banks in India $44 billion in assets Ranked #8 in Top 50 Services Trusted Brands Survey and 2nd among all Public Sector Banks FIS provides end-to-end ATM managed services Bank expected to more than double the number of ATMs deployed by year-end 2011 FIS manages two of India’s four shared networks connecting more than 13,000 (nearly 30%) ATMs in India 62

Non-financial Institution Market Discussion Frank D’Angelo EVP, Payment Solutions

Broadest Multi-line Payments Suite grow and expand FIS payment capabilities provide further differentiation and growth Estimated Breakdown of Payment opportunities to clients Transactions by Type (in billions) Prepaid Check FIS processes nearly 20% of all non-cash 10B, 9% 25B, 22% PIN Debit payments in U.S. 14B, 13% FIS is a market leader in Debit Credit Prepaid Credit Loyalty Card ACH 20B, 21B, 19% Electronic bill payment 18% SIG Debit Check 21B, 19% Lock box Source: McKinsey 64

Selected Payment Opportunities grow and expand Leveraging existing technology and operational capabilities to create new solutions for new markets Prepaid Healthcare 65

Prepaid Market Growth is grow and expand Projected to be Strong FIS is the market leader in prepaid card processing, which is projected to be the fastest growing product 20% Growth drivers Low cost account to offer 15% simplified financial services Prepaid Cards Advance funding 10% Debit Cards Regulatory changes “Underbanked” 5% Internet and Mobile Payments Alternative fee structures 0% Credit Cards -5% 2009 2010 2011 2012 66 Source: IDC Financial Insights

Healthcare Market Dynamics grow and expand Massive cost in U.S. healthcare payments Heavy paper concentration/exceptions High processing, collection and invoicing costs Shift of healthcare costs to individuals Higher volume of consumer payments Increase use of electronic payments Moving information and money more efficiently between patients, payers and providers 67

Client Profile – Top 4 U.S. Mega Bank

grow and expand

- Utilizes FIS HealthCollect for provider to patient statements and payments
- HealthCollect enables providers to more efficiently collect and reconcile cumbersome payer and patient receivables
- Client is offering HealthCollect to its large hospital systems


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Targeting Growth Markets and Expanding grow and expand Client Relationships Summary Defined strategic approach in established market segments Leverage market-leading enterprise sales and relationship resources Drive cross sell to capture increased share of spend among existing clients Established and winning in all markets 69

Creating Solutions for New Market Opportunities

Partnering with Clients to Solve their create Biggest Challenges ... Drive profitability through improved productivity Address changing consumer preferences Real-time capabilities to drive improved efficiency Effectively use data to expand client relationships ... enabling compete, themgrowto and win in the markets they serve

Improve Productivity and Profitability create Creating value for clients, Business Process as a Service regardless of where they are on Highest value form of outsourcing, including the outsourcing continuum elements of each capability inclusive of subject matter expertise, labor and systems Strategic to tactical Front to back office Software as a Service Complete operating environments and resources Reducing costs to support and maintain application software Increasing quality Improving service levels Platform as a Service Operating systems, programming languages, middleware, databases, and applications, plus servers and systems Infrastructure as a Service Outsourcing of people, servers, software, data center space or network equipment 72

Effectively Address Changing Consumer create Preferences How important are these banking channels How effectively is your institution addressing the to your institution today? market shift from in-person branch banking to online and mobile banking? Web 86% Don’t know 4% Branches 82% Very IVR 35% Not effectively/ effectively effectively 54% 42% Call Center 34% Mobile 29% Interoperable, multichannel banking and sales service delivery capabilities are market leading and help our clients better serve their customers 73 Source: FIS survey of 400 bank executives, 2010

Effectively Address Changing Consumer create Preferences The most optimized customer experience Drives efficiency gains in both front and back office Incremental revenue and fee income opportunities via enhanced cross sell Reduced risk and fraud losses Sales & Virtual Mobile Online ePayments Service Call Center ATM Rewards Back Banking Banking Bill Pay Platform Office 74

Profile Transformational Core Solution create Single Integrated System Innovative and Competitive Products Straight Through Speed to Market Processing Operationally Efficient Real-time Product Creation 50% Reduction in Back Office Advanced Customer Interaction 360 Degree Customer View Drives Results “Market of One” Multi-language Improved Profitability and Currency Increased Return on Assets Component Architecture 75

Effective Use of Data to Drive Results create FIS currently provides several market-leading, -driven” “dataOverall, how effectively is your institution using customer account and payment data to ... solutions (Responded Effectively or Very Effectively) Deposit account scoring Loyalty programs Customer retention 39% Check underwriting Benchmark performance 22% Advance fraud and risk models Generate deposits and loans 21% Optimize fees and pricing 17% Improve marketing effectiveness 16% Opportunity exists to leverage data and expand our services to drive 76 Source: FIS survey of 400 bank executives, 2010

Creating Solutions for New Market Opportunities Summary create Focused reinvestment philosophy drives creative solutions for our clients Only provider with full range of comprehensive outsourcing solutions Large existing data analytics business with market demand for upside Only provider with full range of next-generation, real-time scalable solutions 77

Conclusions

Strong Portfolio of Growth Initiatives Improving sales momentum and market trends Consulting Expanding integrated consulting, technology and Services transformation services capabilities Layer Servicing Expanding capabilities, leveraging Layer dedicated experts Expertise in managing costs through outsourced technology development Payments, Investing in global payments initiatives across and Data multiple channels in key regions worldwide Launching new wave of data analytic services Investment in online channels Integrating remote channels into seamless customer experience Core Banking Investing in next generation -time” “real Layer banking platform Leveraging “anchor” New capabilities and deep integration into other layers 79

Capco Rob Heyvaert CEVP, Capco Founder and CEO

Capco Company Highlights Leading global provider of integrated consulting, technology and transformation services Dedicated solely to financial services 12 offices in Europe, UK and across North America and centers in India Over 1,000 professional consultants with significant industry expertise 81

Competition and Positioning Differentiate ourselves from our competitors, both to clients and prospective employees Big 4 Strategy/Boutique Unrestricted and Pragmatic technology focused implementation Business and complex Vertical focus architecture SUNGUARD Big Tech Offshore/BPO 82

Vertical Model is Unique Reflecting our clients, leveraging our skills Regions Europe North America CEE UK Euronext East West Canada Domains Wealth and Capital Finance, Risk and Investment Banking Markets Compliance Management Technology services 83

Client Centricity Client centricity is a direct product of our focus on people and thought leadership The Capco Institute and Journal Thought Leadership Accredited by the American Economic Association Among the top 20 journals by European Finance One of the top 10 most downloaded on ssrn.com SSRN Last 12 Months Ratings Capco 9 McKinsey 254 BCG 325 Deloitte 910 IBM 881 Accenture 1,201 + People Recognized as a 2010 “Best Places For” by Consulting Magazine 84

Our Client Focus Client expansion opportunities are very significant geographic coverage and broader relationship coverage with FIS Shared Clients Leverage Relationships 85

Focus for the Future Leverage C-suite relationships to expand FIS’ international footprint Utilize domain expertise to design and implement industry transformation initiatives Continue to focus on solving complex business issues using our consulting expertise Leverage FIS expertise to create hosted platforms in new product domains (e.g., capital markets) 86

Financial Summary Mike Hayford Chief Financial Officer

Market Breadth Increases Future Growth Opportunities Primary Markets Served Non-FI U.S. Community 17% ($0 — $1B) 20% International 15% U.S. Mid-tier ($1B — $10B) 18% U.S Mega FI ($50B+) 13% U.S. Large FI ($10B — $50B) 17% Reflects trailing twelve months data as of September 30, 2010. 88

Robust Business Model Adjusted Revenue (1) Adjusted EBITDA (1) International International Solutions Financial Financial Solutions 10% Solutions Solutions 15% (24% 42% 36% (44% Margin) Payment Solutions 49% Solutions 48% (37% Margin) Model is enhanced by diverse markets served (1) Excludes Corporate and Other reporting segment 89 (2) Reflects FIS trailing twelve months as of September 30, 2010.

Stable Revenue Base $5,500 Processing and Maintenance Contractual revenue $5,000 5% 5% Account based 5% Transaction based 8% 8% 7% $4,500 Monthly maintenance $4,000 Professional Services Consulting services $3,500 Implementation services Other $3,000 2008 2009 TTM Q3-10 Software Equipment Termination fees Revenue driven predominantly by contractual processing and maintenance Reflects FIS trailing twelve months as of September 30, 2010. Certain reimbursed expenses previously classified as 90 professional services have been reclassified to processing and maintenance.

Strong Execution in Challenging Environment ($ Billions, except per share data) Adjusted Revenue Adjusted EBITDA Adjusted EPS +1% to 3% $1.65 $5.0 $5.0 $1.50 $1.4 $1.3 2008 2009 2010E 2008 2009 2010E 2008 2009 2010E Consistent earnings growth Reflects FIS and Metavante pro forma 2008 and 2009 revenue and EBITDA. 91 Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Disciplined Capital Investment and Strong Earnings Quality ($ Billions) Capital Expenditures Free Cash Flow % of Revenue 7% 6% 6% $0.6 $0.2 $0.4 $0.2 2008 2009 2010E 2008 2009 2010E Capital expenditures for 2008 and 2009 reflect FIS reported results (MV included prospectively from date of acquisition). 92 Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Delivering on Commitments Guidance 12/7/09 Within Range Revenue Growth Constant Currency (CC) +1% to 3% Margin Expansion 3 points Adjusted EPS $1.91 to $2.01 Free Cash Flow $750M+ 93

Capco Financial Profile Impact on Revenue Composition Strong revenue growth Approximately $225M professional $5,500 services revenue in 2010 5% 5% $5,000 Growth is expected to exceed FIS average 12% 8% $4,500 EBITDA margin should approximate 87% 83% peer average over time $4,000 Investing in resources to support $3,500 current growth $3,000 Establishing retention and FIS Stand Alone FIS Pro Forma Processing Professional Services Other and Maintenance performance incentives Estimated 120 — 140 bps reduction in Capco Margin Assumptions consolidated margin in 2011 FIS (1) Peer Capco 2010 (1) Source: Wells Fargo Securities “Weekly Services Monitor” published 11/19/2010. Represents CY10 estimates for peer group 94 including ACN, CSC and SAPE.

2011 Preliminary Outlook Headwinds Tailwinds Pricing Revenue PSG challenges Bradesco conversion Secular decline in checks Implementation of prior deals sold 2% to 3% negative impact to PSG Improving market conditions Gross-to-net accounting change ($35M) Electronic payment growth Industry consolidation Consulting and services growth Potential new regulation per Incremental synergies Share Revenue mix Earnings Revenue growth Pricing Operating leverage Higher interest expense Lower sharecount 95

2011 EBITDA Margin Walk + ~80 — 90 bps (~20 — 40 bps) (~120 — 140 bps) Integration Costs Synergies 2010 EBITDA Capco 2011 EBITDA Margin Margin 96

2011 Preliminary Outlook Continued strong performance Revenue growth Reported +9% to 11% Organic +4% to 6% Adjusted EBITDA growth +7% to 9% Adjusted EPS(1) $2.24 to $2.34 Growth +15% to 18% Free cash flow conversion ~ 100% of adjusted earnings (1) Adjusted EPS exclude the after-tax impact of acquisition related amortization. 97 Refer to www.investor.fisglobal.com for full year 2009 and nine months ended September 30, 2010 continuing operations data.

Items Included in 2011 Guidance Range Metavante integration costs ($0.02) ($0.04) Capco impact Operating contribution 0.01 0.02 Capco acquisition costs(1) (0.03) (0.04) Adjusted EPS impact ($0.04) ($0.06) (1) Purchase price accretion for the performance-based contingent consideration (non-cash item) reported as interest cost. 98

Long-term Targets Organic revenue growth +6% to 9% Adjusted EBITDA growth +8% to 10% Adjusted EPS growth Mid-teens Free cash flow conversion ~ 100% of adjusted earnings 99

Long-term Growth Targets Revenue Mid to high single-digit growth in stable market environment Recover Grow Expand Create Long Term +1 to 2% +6 to 9% 0 to 2% +1 to 3% New Products/ 0 to 2% Core/ Markets Channel +1 to 2% Renewal Services 2010 0 to 2% Growth Large-/Mega-~3% tier Presence 2009 International Revenue Payment Volumes Attrition Pricing End-market Recovery 100

Segment Growth Outlook Near-term Long-term Drivers Market share gains Cross sales Financial Mid to high Core and channel transformation Mid single digit Solutions single digit Business process outsourcing Industry shift to outsourcing Consulting and services Core integration and white space cross sales Adjacent payment markets Payment Low single digit Mid single digit Channel-agnostic processor of choice Solutions Best-of-breed and integrated solutions Continued migration to electronic payments Expand in emerging markets Sell to global banks on a worldwide basis International Low to Homogenization of international product portfolio 10%+ Solutions mid teens Sell all products across all regions Continue focus on building leverageable platforms Consulting and services Consolidated 4 to 6% 6 to 9% 101

Sustainable Earnings Growth Revenue growth Ongoing Capital efficiency management gains 102

Capital Allocation Driving long-term Managing sustainable financial risk Fund Reduce growth Growth Outstanding Initiatives Debt Dividends Share Repurchases Returning value to shareholders 103

Key Investment Highlights Strong industry fundamentals Improvingend-market environment Distinct competitive advantage in higher growth markets FIS is best positioned to capitalize on market opportunities 104

Q&A

Closing Remarks Frank Martire President and Chief Executive Officer

Why Invest in FIS? Strong Market Global Superior Foundation Leadership Scale Execution Long-term sustainable growth drives shareholder value 107

Thank you

Appendix

2011 Assumptions ($ Millions) Estimated Pre-tax acquisition related purchase amortization(1) $240 to $250 After-tax(1) $150 to $160 Other depreciation and amortization $365 to $380 Interest expense, net(2) $270 to $280 Effective tax rate 35% to 36% Average diluted shares ~ 310M (1) Capco purchase amortization not included in these assumptions. 110 (2) Includes Capco purchase price accretion.

2011 Currency Assumptions Average Monthly F/X Rates Per U.S. Dollar 2011E Brazil (BRL) 0.57 Europe (EUR) 1.30 UK (GBP) 1.58 111

Non-GAAP Financial Measures Organic Revenue and Adjusted Revenue Organic revenue (2011 and 2010 comparative data) includes reported revenue plus pre-acquisition revenue for companies acquired during the applicable reporting periods. Organic revenue excludes the impact of foreign currency, the impact of deferred revenue purchase accounting, and a settlement related to the card processing joint venture in Brazil. Adjusted revenue (2010 and 2009 comparative data) excludes a settlement related to the card processing joint venture in Brazil and the impact of deferred revenue purchase accounting. Adjusted revenue includes pre-acquisition revenue for Metavante (2009 only). 112

Non-GAAP Financial Measures Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Adjusted EBITDA (2010 , 2009 and 2008 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs. 113

Non-GAAP Financial Measures Adjusted Net Earnings and Adjusted Net Earnings Per Share Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization. Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs. Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding. 114

Non-GAAP Financial Measures Free Cash Flow Free cash flow (2010 comparative data) is GAAP operating cash flow less capital expenditures, acquisition related cash items and cash items associated with the 2010 recapitalization plan. Adjusted free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures. 115